Basis For Presentation	12 Months Ended
Dec. 31, 2014
Basis For Presentation [Abstract]
Basis For Presentation

2. Basis for presentation

General

Our financial statements are presented in accordance with U.S. GAAP.

We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the PB and have control under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the PB. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the PB.

Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in U.S. dollars, which is our functional currency.

Use of estimates

The preparation of Consolidated Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting acquisition accounting in a business combination, the reported carrying values of flight equipment, intangibles, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management’s best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

In the years ended December 31, 2014 and December 31, 2013, we changed our estimates of useful lives and residual values of certain older aircraft. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for such aircraft. The effect on net income from continuing operations for the year ended December 31, 2014 was to reduce net income by $4.4 million, or $0.02 basic and diluted earnings per share. The effect on net income from continuing operations for the year ended December 31, 2013 was to reduce net income by $8.0 million, or $0.07 basic and diluted earnings per share.

Reclassifications

Collection for finance and sales type lease—The Consolidated Statements of Cash Flows for the years ended December 31, 2013 and December 31, 2012 include reclassifications, as compared to the financial statements contained in our 2013 and 2012 Annual Reports on 20-F, of $2.2 million and $5.1 million respectively to reduce net cash provided by operating activities and to increase net cash provided by investing activities with respect to collection for finance and sales type lease which was previously included in change in other assets. There were no changes to the Consolidated Balance Sheets, Net Income or Total Equity as a result of these reclassifications in the respective periods. Management does not believe that the reclassifications are material to the financial statements taken as a whole.